UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 30549






                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 28, 2002





                              SBS Interactive, Co.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Florida                    0-28363                      65-0705830
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)





37 Prince Arthur Avenue, Suite 300 Toronto, Ontario Canada          M5R 1E2
----------------------------------------------------------       -------------
        (Address of principal executive offices)                   (Zip Code)





Registrant's telephone number, including area code  416-961-1409
                                                    ------------

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     Financial Statements of SBS Interactive, Inc., a subsidiary of the issuer, SBS Interactive, Co., which subsidiary was acquired in October 29, 2002 as reported in the issuer's Quarterly Report on Form 10-QSB for the Quarter ended September 30, 2002 are filed herewith as follows:


    Item                                                                Page No.
    ----                                                                --------

    Report of Independent Certified Public Accountants                    F-1


    Consolidated Balance Sheets as of June 30, 2001 and 2002              F-2


    Consolidated Statements of Operations for the year ended
       June 30, 2002, From August 3, 2000 (inception)
       To June 30, 2001 and From August 3, 2000 (inception)
       to June 30, 2002                                                   F-3


    Consolidated Statements of Stockholders' Equity
       As of June 30, 2002                                                F-4


    Consolidated Statements of Cash Flows for the year ended
       June 30, 2002, From August 3, 2000 (inception)
       To June 30, 2001 and From August 3, 2000 (inception)
       to June 30, 2002                                                   F-5


    Summary of Significant Accounting Policies                            F-6


    Notes to Consolidated Financial Statements                            F-10

                                   SIGNATURES
                                 ------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SBS INTERACTIVE CO.

Dated:   January 27, 2003                   By:  /s/ Todd Gotlieb
                                            ------------------------------------
                                                 Todd Gotlieb, President
                                                 and Chief Executive Officer

                             BARRY I. HECHTMAN, P.A.
                          Certified Public Accountants

                                    Member of
                     Florida and American Institute of CPAs
                  Private Comapnies and Sec Practice Sections


8100 SW 81 Drive                                       Telephone: (305) 270-0014
Suite 210                                                    Fax: (305) 598-3695
Miami Florida, 33143-6603                            email: barrycpa@netzero.net




REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors of
SBS Interactive, Inc.
Stuart, Florida

We have audited the accompanying consolidated balance sheets of SBS Interactive, Inc. and subsidiary as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended June 30, 2002 and August 3, 2000 (inception) to June 30, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SBS Interactive, Inc. and subsidiary as of June 30, 2002 and 2001, and the results their operations and cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has operated at a loss since inception and has an excess of current liabilities over current assets that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Barry I. Hechtman, P.A.


Miami, Florida                                      Certified Public Accountants
December 29, 2002



                                        SBS Interactive, Inc.

                                     Consolidated Balance Sheets



June 30                                                                    2002             2001
-------                                                               -------------    -------------
Current Assets
   Cash and cash equivalents                                          $      5,038     $      5,427
   Prepaid expenses and other                                                                16,151
                                                                      ------------     ------------

Total current assets                                                         5,038           21,578

Property and equipment, net                                                 12,125           18,938
Non-compete agreement, net                                                 295,000
Patent, net                                                              2,476,957
Deposit - business acquisition                                                            1,562,500
                                                                      ------------     ------------
                                                                      $  2,789,120     $  1,603,016
                                                                      ============     ============

Liabilities, and Stockholders' Equity

Current Liabilities
   Accounts payable and accrued expenses                              $    161,364     $    164,967
   Accrued expenses related party                                                             4,613
   Loan payable to shareholders                                             84,588           39,539
                                                                      ------------     ------------
Total current liabilities                                                  245,952          209,119


Commitments and Contingencies

Stockholders' Equity
Common stock, $0.0001 par value; 50,000,000 shares authorized;
20,676,000 and 17,926,000 shares issued and outstanding                      2,068            1,793
Additional paid-in capital                                               3,696,374        2,459,249
Deficit accumulated during the development stage                        (1,155,274)      (1,067,145)
                                                                      ------------     ------------
Total stockholders' equity                                               2,543,168        1,393,897
                                                                      ------------     ------------
                                                                      $  2,789,120     $  1,603,016
                                                                      ============     ============





                                          SBS Interactive, Inc.

                                   Consolidated Statements of Operations


                                                                                     From                From
                                                                 For the          Aug 3, 2000        Aug. 3, 2000
                                                                year ended         (inception)        (inception)
                                                                 June 30,          to June 30,        to June 30,
                                                                   2002               2001               2002
                                                               ------------       -------------      -------------

Development stage expenses:
     Selling, general and administrative,                      $    88,452         $ 1,066,271        $ 1,154,723
                                                               -----------         -----------        -----------

Total development stage expenses                                    88,452           1,066,271          1,154,723
                                                               -----------         -----------        -----------

Loss from operations                                               (88,452)         (1,066,271)        (1,154,723)

     Interest income                                                   394               6,652              7,046
     Other expenses                                                    (71)             (7,526)            (7,597)
                                                               -----------         -----------        -----------

Net loss                                                       $   (88,129)        $(1,067,145)       $(1,155,274)
                                                               ===========         ===========        ===========

Net loss per common share (basic and diluted)                  $      (.01)        $      (.06)
                                                               ===========         ===========

Weighted average number of common shares outstanding            18,364,551          17,741,408
                                                               ===========         ===========





                                                     SBS Interactive, Inc.

                                        Consolidated Statements of Stockholders' Equity


                                                                                                Deficit
                                                     Common Stock                            Accumulated
                                                   Par Value $.001           Additional        During           Total
                                           -------------------------------     Paid-In       Development     Stockholders'
                                                Shares           Amount        Capital          Stage           Equity
                                           --------------------------------------------------------------------------------

Common stock issued for cash (09/08/2000)      15,928,000        $1,593      $       215                      $     1,693

Common stock issued as deposit for
business acquisition  (09/08/2000)              1,250,000           125          562,375                          562,500

Common stock issued for cash (09/09/2000
to 11/14/2000)                                  1,798,000           180        1,797,820                        1,798,000

Common stock issued for cash (05/01/2001)         100,000            10           98,839                           98,849

Net loss for the period August 3, 2000
inception) to June 30, 2001                                                                  $(1,067,145)      (1,059,619)
                                               ----------        ------     ------------     -----------     ------------

Balance at June 30, 2001                       17,926,000         1,793        2,459,249      (1,067,145)       1,393,897

Common stock issued for business
acquisition (05/30/2002)                        2,750,000           275        1,237,225                        1,237,500

Adjustment for Canadian currency investment                                         (100)                            (100)

Net loss for the year ended June 30, 2002                                                        (88,129)         (88,129)
                                               ----------        ------     ------------     -----------     ------------

Balance at June 30, 2002                       20,676,000        $2,068      $ 3,696,374     $(1,155,274)     $ 2,543,168
                                               ==========        ======      ===========     ===========      ===========


                                                    SBS Interactive, Inc.

                                            Consolidated Statements of Cash Flows


                                                                                    From                From
                                                                 For the          Aug 3, 2000        Aug. 3, 2000
                                                                year ended        (inception)        (inception)
                                                                 June 30,         to June 30,        to June 30,
                                                                   2002              2001               2002
                                                               ------------       ------------       ------------
Operating activities:
   Net loss                                                    $   (88,129)       $(1,067,145 )      $(1,155,274)

   Adjustments to reconcile net loss to net cash
    used in operating activities:
       Depreciation and amortization                                34,839              4,876             39,715
       Currency translation, net                                       (82)                 -                (82)
   Change in assets and liabilities:
         Prepaid expenses and other                                 16,150            (16,150)                 -
         Accounts payable and accrued expenses                      (8,216)           169,580            161,364
                                                               -----------        -----------        -----------

Net cash used in operating activities                              (45,438)          (908,839)          (954,277)
                                                               -----------        -----------        ------------

Investing activities:
   Business acquisition                                                  -         (1,000,000)        (1,000,000)
   Purchase of property and equipment                                    -            (23,815)           (23,815)
                                                               -----------        -----------        ------------

Net cash used in investing activities                                    -         (1,023,815)        (1,023,815)
                                                               -----------        -----------        -----------

Financing activities:
   Proceeds from issuance of debt  to shareholders                  45,049             39,539             84,588
   Proceeds from issuance of common stock                                           1,898,542          1,938,081
                                                               -----------        -----------        -----------

Net cash provided by financing activities                           45,049          1,938,081          1,983,130
                                                               -----------        -----------        -----------

Net increase (decrease) in cash and cash equivalents                  (389)             5,427              5,038

Cash and equivalents, beginning of year                              5,427                  0                  0
                                                               -----------        -----------        -----------

Cash and equivalents, end of year                              $     5,038        $     5,427        $     5,038
                                                               ===========        ===========        ===========



                              SBS Interactive, Inc.

                   Summary of Significant Accounting Policies


NATURE OF OPERATIONS
--------------------

SBS Interactive, Inc. (the "Company") was incorporated on August 3, 2000 under the laws of the State of Nevada. The Company designs, develops and manufactures technology which captures the user's image and local background environment and composites that image side-by-side with a pre-recorded image. The Company has been operating as a development stage enterprise since its inception and is devoting substantially all its efforts to the ongoing development of the Company.

High Plateau Holdings, Inc., its wholly owned subsidiary, was incorporated on April 3, 1974 under the laws of Canada. High Plateau Holdings has been operating as a development stage enterprise since its inception and is devoting substantially all its efforts to its ongoing development. High Plateau Holdings, Inc. has had no significant transactions since inception other than the acquisition of United States Patent Number 6,072,933.


CASH AND CASH EQUIVALENTS
-------------------------

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.


FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

The carrying amounts of the Company's financial assets, including cash and cash equivalents and of certain financial liabilities (accounts payable and accrued expenses and due to related parties), approximate fair value because of their short maturities.

Based on the Company's estimate of its current incremental borrowing rate for loans with similar terms and average maturities, the carrying amounts of loans payable to shareholders approximate fair value.


USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              SBS Interactive, Inc.

                   Summary of Significant Accounting Policies


PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost, maintenance and repairs are charged to operations. Property and equipment consists principally of office equipment. Depreciation and amortization is computed using the straight-line method based on the estimated useful lives of the related assets of 3 years.


LONG-LIVED ASSETS
-----------------

The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At such time the evaluations indicate that the future undiscounted cash flows of the long-lived assets would not be sufficient to recover the carrying value of such assets, the assets would be adjusted to their fair values.


PATENTS
-------

The patent is stated at cost and is being amortized on a straight-line basis over the estimated future periods to be benefited (18 years).


NON-COMPETE AGREEMENT
---------------------

The non-compete agreement is stated at cost and is being amortized on a straight-line basis over the stated life of the agreement (5 years).


BUSINESS
--------

Acquisitions On May 30, 2002 the Company acquired 100% of the stock of High Plateau Holdings, Inc., a Canadian corporation, for $610,000 in cash, assumed $40,000 in outstanding payables, and issued four million shares of common stock (see Note 9). Prior to the acquisition High Plateau Holdings, Inc. had devoted all of its efforts in the development of its sole asset, United States Patent Number 6,072,933.


ADVERTISING
-----------

The Company conducts advertising for the promotion of its products. Advertising costs are charged to operations when incurred; such amounts aggregated $0 in 2002 and $118,039 in 2001.


INCOME TAXES
------------

The Company accounts for income taxes pursuant to the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires, among other things, a liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

                              SBS Interactive, Inc.

                   Summary of Significant Accounting Policies


RECLASSIFICATIONS
-----------------

Certain prior year amounts have been reclassified to conform to the fiscal year 2002 presentation.


LOSS PER SHARE
--------------

Basic loss per share is computed on the basis of the weighted average number of common shares outstanding during each year. Diluted loss per share is computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an antidilutive effect on diluted loss per share are excluded from the calculation.


PRINCIPLES OF CONSOLIDATION
---------------------------

The consolidated financial statements include the accounts of SBS Interactive, Inc. and its wholly owned subsidiary, High Plateau Holdings, Inc. All material intercompany accounts and transactions are eliminated.


NEW ACCOUNTING PRONOUNCEMENTS
-----------------------------

In June 2001, the Financial Accounting Standards Board (FASB) finalized SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS 141 requires the use of the purchase method of accounting for business combinations initiated after June 30, 2001. SFAS 141 also requires that the Company recognize acquired intangible assets apart from goodwill if the acquired intangible assets meet certain criteria. SFAS 141 applies to all business combinations initiated after June 30, 2001 and for purchase business combinations completed on or after July 1, 2001. It also requires, upon adoption of SFAS 142 that the Company reclassify the carrying amounts of intangible assets and goodwill based on the criteria in SFAS 141.

SFAS 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS 142 requires that the Company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. An intangible asset with an indefinite useful life should be tested for impairment in accordance with the guidance in SFAS 142. SFAS 142 is required to be applied in fiscal years beginning after December 15, 2001 to all goodwill and other intangible assets recognized at that date, regardless of when those assets were initially recognized. SFAS 142 requires the Company to complete a transitional goodwill impairment test six months from the date of adoption. The Company is also required to reassess the useful lives of other intangible assets within the

                              SBS Interactive, Inc.

                   Summary of Significant Accounting Policies


first interim quarter after adoption of SFAS 142. The Company is assessing but has not yet determined how the adoption of SFAS 142 will impact its financial position and results of operations.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets." This Statement addressed financial accounting and reporting for the impairment or disposal of long-lived assets. This Statement supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of Accounting Principles Board (APB) Opinion No. 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," (as previously defined in that Opinion).

The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early adoption encouraged. The provisions of this Statement generally are to be applied prospectively. Currently the company is assessing but has not yet determined how the adoption of SFAS 144 will impact its financial position and results of operations.

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


1.   GOING CONCERN
     -------------

     The accompanying financial statements were prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the realization of assets and the satisfaction of its liabilities in the normal course of operations. Since inception, the Company incurred losses of approximately $1.2 million, at June 30, 2002 has a working capital deficiency of $242,799 and has not reached a profitable level of operations, all of which raise substantial doubt about the Company's ability to continue as a going concern.

     The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

     Accordingly, there are no assurances that the Company will be successful in achieving the above plans, or that such plans, if consummated, will enable the Company to obtain profitable operations or continue as a going concern.


2.   PROPERTY AND EQUIPMENT
     ----------------------

     Property and equipment consist of the following:

                                                  Estimated
                                                   Useful
     June 30,                                       Life            2002
     --------                                     ---------       ---------

     Office equipment                              3 years        $  23,798
                                                                  ---------

                                                                     23,798
     Less accumulated depreciation                                  (11,673)
                                                                  ---------

                                                                  $  12,125
                                                                  =========


3.   NON-COMPETE AGREEMENT
     ---------------------

     The Company paid $300,000 for a five year, non-compete agreement from the sole shareholder of High Plateau Holdings, Inc. on May 30, 2002 (acquisition date).

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


                                                  Estimated
                                                   Useful
     June 30,                                       Life            2002
     --------                                     ---------       ---------

     Non-compete agreement                         5 years        $ 300,000
                                                                  ---------

                                                                    300,000
     Less accumulated amortization                                   (5,000)
                                                                  ---------

                                                                  $ 295,000
                                                                  =========

     At June 30, 2002 future amortization charges were as follows:

     Years ending June 30,
     ---------------------

     2003                                                         $  60,000
     2004                                                            60,000
     2005                                                            60,000
     2006                                                            60,000
     2007                                                            55,000
     Thereafter                                                           -
                                                                  ---------

     Total                                                        $ 295,000
                                                                  =========

4.   PATENT
     ------

     United States Patent Number 6,072,933 was acquired by the company through its acquisition of High Plateau Holdings, Inc. on May 30, 2002 (see Note
     9). The fair value (as defined by SFAS 141) of the patent was determined to be approximately $2,500,000 at the date of acquisition. The valuation was established through the use of an independent valuation service.

                                                  Estimated
                                                   Useful
     June 30,                                       Life            2002
     --------                                     ---------       ---------

     Patent                                        18 years       $2,500,000
                                                                  ----------

                                                                   2,500,000
     Less accumulated amortization                                   (23,043)
                                                                  ----------

                                                                  $2,476,957
                                                                  ==========

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


     At June 30, 2002 future amortization charges were as follows:

     Years ending June 30,
     ---------------------

     2003                                                          $  138,889
     2004                                                             138,889
     2005                                                             138,889
     2006                                                             138,889
     2007                                                             138,889
     Thereafter                                                     1,782,512
                                                                   ----------

     Total                                                         $2,476,957
                                                                   ==========

5.   LOANS PAYABLE SHAREHOLDERS
     --------------------------

     Loans payable to shareholders consist of the following:

     June 30,                                       2002         2001
     --------                                     --------     --------

     Unsecured loans payable to shareholders
     non-interest bearing, due upon demand        $ 84,588     $ 39,539
                                                  --------     --------
                                                    84,588       39,539

     Less current portion                           84,588       39,539
                                                  --------     --------
                                                  $      -     $      -
                                                  ========     ========


6.   COMMON STOCK
     ------------

     Shares Issued for Cash
     ----------------------

     During the period August 3, 2000 (inception) to June 30, 2001, the Company issued 16,676,000 shares for net proceeds of $1,898,542.

     Acquisition of Subsidiary
     -------------------------

     On September 8, 2000, the Company issued 1,250,000 shares as a deposit in the acquisition of High Plateau Holdings, Inc., its wholly owned subsidiary (see Note 9). These shares were recorded by management at an estimated fair value of $562,500 ($0.45 per share).

     On May 30, 2002 the Company issued an additional 2,750,000 shares in the acquisition of High Plateau Holdings, Inc., its wholly owned subsidiary. These shares were recorded by management at an estimated fair value of $1,237,500 ($0.45 per share).

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


     Loss per Share
     --------------

     The following reconciles the components of the loss per share computation:

     For the periods
     ended June 30,                           2002                                     2001
     ---------------          --------------------------------------   -----------------------------------
                                                                                                     Per
                                Income        Shares       Per-Share     Income        Shares       Share
                              (Numerator)  (Denominator)     Amount    (Numerator)  (Denominator)   Amount
                              ----------------------------------------------------------------------------
     Loss per common share

     Net (loss)
     available to
     common
     shareholders             $ (88,129)     18,364,551      $(0.01)   $(1,067,145)   17,741,408    $(0.06)
                              =========      ==========      ======    ===========    ==========    ======


7.   INCOME TAXES
     ------------

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At June 30, 2002, the Company had United States net operating losses (NOL) of approximately $1,119,706 and Canadian net operating losses (NOL) of approximately $40,364. The United States NOL expires during the years 2021 to 2022 and the Canadian NOL expires during the years 2002 to 2009. In the event that a change in ownership of the Company of greater than 50 percent occurs/occurred as a result of the Company's issuance of common and preferred stock, the utilization of the United States NOL carryforward will be subject to limitation under certain provisions of the United States Internal Revenue Code.

     Realization of any portion of the approximate $396,846 of deferred tax assets at June 30, 2002 that arise from the NOL carryforwards is not considered more likely than not by management; accordingly, a valuation of allowance has been established for the full amount of such asset.

     The reconciliation of income tax benefit computed at the United States federal tax rate of 34% and the Canadian tax rate of 40% to income tax benefit is as follows:

     Period ended June 30,                         2002              2001
     ---------------------                     -----------        ----------

     Tax benefit at the United States
     statutory rate                            $   20,146         $ 362,829
     Tax benefit at the Canadian
     statutory rate                                (3,369)           (3,369)
     Valuation allowance   adjustment
                                                  (23,515)         (366,199)
                                               ----------         ---------
     Income tax benefit                        $        -         $       -
                                               ==========         =========

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


     Significant components of the Company's deferred tax assets and liabilities are as follows:

     December 31,                                  2002              2001
     ------------                               ----------        ----------

     Deferred tax assets:
         US federal                             $ 382,975         $ 362,829
         Canadian                                  13,127             9,757
     Valuation allowance for deferred
         tax assets                              (396,102)         (372,857)
                                                ---------         ---------
     Net deferred tax assets                    $       -         $       -
                                                =========         =========


8.   RESEARCH AND DEVELOPMENT
     ------------------------

     Research and development cost related to both future and present products are charged to operations as incurred. The Company recognized research and development costs of $0 and $130,0530 in 2002 and 2001 respectively.


9.   BUSINESS ACQUISITION
     --------------------

     On May 30, 2002, SBS Interactive, Inc. (SBS) acquired 100 percent of the outstanding common shares of High Plateau Holdings, Inc. (High Plateau). At the time of the transaction, High Plateau had no operations and its sole asset was a patent. The results of High Plateau's operations have been included in the consolidated financial statements since that date. High Plateau's patent is crucial to SBS's intended product, technology which captures the user's image and local background environment and composites that image side-by-side with a pre-recorded image.

     The aggregate purchase price was $2,500,000, including $700,000 of cash and stock valued at $1,800,000. The value of the 4,000,000 shares issued was determined based on the fair value of High Plateau's only asset, United States Patent Number 6,072,933, which was appraised by a third-party valuation service. Per accounting pronouncement APB 29, this valuation was considered to be a more accurate indicator of the value of the transaction than any other available information as the Company's shares are not publicly traded.

     The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

                                                          At May 30, 2002
                                                          ---------------

     Intangible Assets                                     $   2,500,000
     Current liabilities                                         (40,000)
                                                           -------------

     Net assets acquired                                   $   2,460,000
                                                           =============

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements


10.  MAJOR VENDORS AND CONCENTRATIONS
     --------------------------------

     Royalty Agreement
     -----------------

     On September 9, 1999 High Plateau Holdings, Inc. entered into a Royalty and Development Agreement with Ultimatte Corporation (Ultimatte) to develop a "keyer unit" based on patented technology held by Ultimatte. The keyer unit would enable the patented technology of the Company to interact with the consumer and is crucial to the Company's existing plans for development and production of its intended product. In accordance with the agreement, the Company is obligated to pay $130,000 to Ultimatte in development fees, of which $90,000 has been paid through june 30, 2002.

     The contract calls for the manufacture of the keyer units by the Company after the test units are delivered and FCC approval is received. The contract also calls for the Company, after final acceptance of the test units, to manufacture 200,000 units within two years and 600,000 units within three years or the company loses their exclusive rights to the technology in this market.

     The Company shall pay to Ultimatte royalties accrued during each quarter no later than the end of the month following such quarter in accordance with the following table:

     Cumulative number of keyer units for             Royalty amount per
     which royalties have been paid                     unit produced
     ------------------------------------             ------------------
     Less than 100,001 units                               $  3.00
     100,001 to 500,000 units                              $  2.50
     500,001 to 1,000,000 units                            $  2.25
     1,000,000 to 5,000,000 units                          $  2.00
     More than 5,000,000 units                             $  1.00


11.  COMMITMENT AND CONTINGENCIES
     ----------------------------

     The Company currently maintains an office in Canada. The Company does not currently own or operate any manufacturing, operating or repair facilities. Substantially all of the Company's operations are devoted to the development of its patented technology. The Company believes that it is in substantial compliance with all environmental laws and regulations applicable to its business as currently conducted.

     Lease rent expense for the periods ended June 30, 2002 and 2001 amounted to $2,261 and $24,661. At June 30, 2002, the Company was subleasing the office space under a month-to-month lease from a related company for monthly payments of $1,715 Canadian.


12.  SUPPLEMENTAL CASH FLOW INFORMATION
     ----------------------------------

     Supplemental disclosure is as follows:


     June 30,                                            2002            2001
     --------                                         ----------      ----------

     Cash paid for interest                           $        -      $      -
     Cash paid for taxes                                       -             -

     Non-cash investing and financing activities:

     Stock issued in acquisition of High Plateau
       Holdings, Inc.                                 $1,237,500      $562,500


13.  SUBSEQUENT EVENTS
     -----------------

     (a) The Company expects to have an amended royalty agreement with Ultimatte Corporation which will revise the two and three year target dates based on the recent delivery of the test units.

     (b) On August 9, 2002 the Company issued a promissory note in the amount of $100,000, with a due date of August 31, 2003, unsecured, bearing interest at 5% per annum.

     (c) During the three months ended September 30, 2002, $19,574 of the outstanding unsecured shareholder loans were repaid by the Company. On October 29, 2002 the Company agreed in principle with the shareholders to issue promissory notes for the remaining balances, bearing interest at 5% per annum, with due dates of October 28, 2007.

     (d) The Company has entered into arrangements for a business combination in which it will become a wholly owned subsidiary of SBS Interactive Co., a publicly traded Florida corporation ("Interactive") in exchange for approximately 3,181,000 shares of common stock to be issued to the stockholders of Interactive. The Company has concluded to concentrate its operations on attempting to raise capital to fund and operate the business of Interactive as a consumer electronics company focused on developing, marketing and licensing products that enable the consumers to use their televisions as an interactive medium.

          On July 16, 2002, Interactive, the Company and SBS Acquisition, Inc., a Nevada corporation and a wholly owned subsidiary of Interactive executed and entered into a "Merger Agreement". The Merger Agreement was closed on October 29, 2002 for the Business Combination in which the Company became a wholly owned subsidiary of Interactive and the present stockholders of the Company will become shareholders of Interactive. The Merger Agreement provided that upon its "Effective Time":

          Acquisition was merged into the Company which is the surviving corporation in the merger;

          The 20,676,000 shares of the common stock of the Company outstanding immediately prior to the Effective Time was cancelled and the holders of that stock became shareholders of Interactive with each 6.5 old shares of Interactive stock becoming 1 share of Interactive's common stock (no fractional shares of Interactive's shares will be issued and each shareholder of the Company entitled to a fractional share will be issued a whole share therefor); Approximately 3,181,000 shares will be issued by Interactive.

          The Company issued 1,000 shares of new common stock to the Company and thus became a wholly owned subsidiary of the Company.

          The Board of Directors and officers of the Company have been reorganized and the following constitutes its directors and officers:

          Name                               Position(s)
          ----                               -----------

          Todd Gotlieb                       President and Director
          Barry Alter                        Vice President
          Patti Cooke                        Secretary and Director

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements



          The Business Combination is designed to constitute a "non-taxable" transaction under U.S. and Canadian tax laws; however, the parties have not obtained any tax ruling or opinion on its tax status and the shareholders of the Company were advised and cautioned to seek their own tax advice and counsel on this issue;

          The stock of Interactive being issued to the Company shareholders is:
          (i) being issued pursuant to exemptions for the registration requirements of the Securities Act of 1933 ("Securities Act") provided in Rule 506 of Regulation D and/or Regulation S adopted under the Securities Act; (ii) "restricted securities" as defined under the Securities Act; and (iii) subject to restrictions on their future transferability and/or sale.

          A copy of the Merger Agreement was filed with the Form 10-QSB Report of Inet Commerce Corporation for the period ended June 30, 2002 as an
          Exhibit 10(A). A copy of the Articles and Plan of Merger was filed with Nevada on October 29, 2002 to complete the acquisition of the Company by Interactive. On August 31, 2002, the Company and Steven S. Cady reached a conditional agreement that, if the Interactive completed the acquisition of the Company and acquired sufficient additional capital to fund the Company's program to manufacture and market its Side by SideTM products by the end of December 2002, Mr. Cady would become a director and the Chief Executive Officer of Interactive. This agreement has been ratified by the Interactive since its acquisition of the Company of October 29, 2002. It is presently understood by the parties that if the Interactive acquires $2,000,000 in additional capital, Mr. Cady will head a new management team to be assembled by him and, Barry D. Alter and Patti Cooke will resign from positions as officers and/or directors. Mr. Cady has been acting as a consultant to the Company since August 31, 2002, concentrating on product development with Ultimate Corporation and formation of the new management team for the Company. The agreement expired December 31, 2002, but Mr. Cady has extended the agreement through the January 31, 2003 due to a potential funding arrangement.

                              SBS Interactive, Inc.

                   Notes to Consolidated Financial Statements



     (e) On October 30, 2002 the Company issued a convertible debenture in the amount of $72,000, with a due date of January 30, 2003, secured by all assets of the Company. The note may be converted into a number of common shares of the parent corporation (SBS Interactive Co.) equal to the lesser of (a) two dollars (US); or (b) the dollar value per common share which SBS Interactive Co.'s common stock sold in its most recent private placement.